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                                                                    EXHIBIT 10.3

                                  JAYCOR 1990

                          INCENTIVE STOCK OPTION PLAN

                                  1.  PURPOSE

         This Incentive Stock Option Plan (the "Plan") is intended to serve as an incentive to and to encourage stock ownership by certain officers and employees of JAYCOR, a California corporation (the "Corporation"), so that they may acquire or increase their proprietary interest in the success of the Corporation, and to encourage them to remain in the employ of the Corporation. This Plan is intended to comply with the provisions of Section 422A of the Internal Revenue Code of 1986, as amended ("Code"), pertaining to incentive stock options.

                               2.  ADMINISTRATION

         The Plan shall be administered by the Executive Committee of the Corporation (the "Committee"). Acts by a majority of the Committee in a meeting at which a quorum is present and acts approved in writing by a majority of the members of the Committee shall be the valid acts of the Committee. The Committee as a whole may act on options granted to officers or employees who are also directors.

         The Committee shall be authorized to grant options under the Plan to such officers and employees of the Corporation at such times and in such amounts as it may decide, subject to the terms and limitations of this Plan.

         The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under it shall be final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.





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                                3.  ELIGIBILITY

3.1      GENERAL

         Employees eligible to receive options under the Plan shall be selected by the Committee from among the officers, executives, management personnel and key creative personnel of the Corporation and any Parent or Subsidiary thereof, including those who may be directors. The selection of recipients of options shall be within the sole and absolute discretion of the Committee. Directors who are not officers or employees of the Corporation or a Parent or Subsidiary thereof are not eligible to participate in the Plan. As used in this Agreement, the terms "Parent" and "Subsidiary" shall be defined as such terms are defined for purposes of Code Section 422A.

3.2      TERMINATION OF ELIGIBILITY

         If the optionee ceases to be employed by the Corporation or a Parent or Subsidiary thereof, for any reason other than his death, any option granted hereunder to such optionee shall expire no later than three months (12 months in the case of an optionee whose eligibility has ceased because of his disability) from the date of the occurrence giving rise to such termination of eligibility or upon the date it expires by its terms, whichever is earlier. During such three month period, the option may be exercised in accordance with its terms, but only in respect of the number of such shares for which the right to exercise has accrued on the date of such termination of employment. The Committee shall decide whether an authorized leave of absence or absence for military or governmental service, or absence for any other reason, shall constitute termination of eligibility for purposes of this Section.

3.3      DEATH OF OPTIONEE AND TRANSFER OF OPTION

         If the optionee shall die while eligible to participate in the Plan or within three months after the termination of his eligibility and shall not have fully exercised one or more options, such options may, in the discretion of the Committee, be exercised (provided, however, (i) no option shall be exercisable after its expiration and (ii) an option may be exercised only to the extent that the optionee's right to exercise such option had accrued at the time of his death and had not previously been exercised) at any time up to 12 months





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after the optionee's death by the executors or administrators of the optionee or by any person or persons who shall have acquired the option directly from the optionee by bequest or inheritance.

         No option granted hereunder shall be transferable by the optionee otherwise than by will or the laws of intestate succession.

                                   4.  STOCK

4.1      IDENTIFICATION OF STOCK

         The stock subject to the options shall be shares of the Corporation's authorized but unissued or acquired or reacquired Common Stock (the "Stock").

         The aggregate number of shares subject to outstanding options under this Plan shall not exceed 500,000 shares of Stock (subject to adjustment as provided in Section 5.6). If any option granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for purposes of this Plan.

4.2      LIMITATION ON AMOUNT OF STOCK SUBJECT TO OPTIONS

         The aggregate fair market value of the Stock (determined at the time of grant of the option) for which an optionee may be granted options which are exercisable for the first time by the Optionee during any calendar year may not exceed $100,000.

                      5.  TERMS AND CONDITIONS OF OPTIONS

         Any option granted pursuant to the Plan shall be evidenced by an agreement in such form as the Committee shall from time to time determine, which agreement shall include, but not be limited to the following terms and conditions.

5.1      NUMBER OF SHARES

         Each option shall state the number of shares to which it pertains.

5.2      OPTION EXERCISE PRICE

         Each option shall state the option price.





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5.2.1            Options Granted to More Than 10% Shareholders

                 The option exercise price for options granted to persons who own more than 10% of the voting power or value of all classes of the Corporation's stock or of any Parent or Subsidiary corporation ("Control Person") shall be not less than 110% of the fair market value of the Stock subject to the option on the date of granting the option.

5.2.2            Options Granted to Others

                 The option exercise price for options granted to persons other than Control Persons shall be not less than 100% of the fair market value of the shares of Stock subject to the option on the date of granting the option.

5.3      METHOD OF EXERCISE

         An option shall be exercised by written notice to the Corporation stating the number of shares with respect to which the option is being exercised and designating a time for the delivery thereof, which time shall be at least fifteen (15) days after the giving of such notice unless an earlier date shall have been mutually agreed upon. At the time specified in the notice, the Corporation shall deliver to the optionee at the principal office of the Corporation, or such other appropriate place as may be determined by the Committee, a certificate or certificates for such shares of previously authorized but unissued shares or acquired or reacquired shares of Stock as the Corporation may elect. Notwithstanding the foregoing, the Corporation may postpone delivery of any certificate or certificates after notice of exercise for such reasonable period as may be required to comply with any applicable listing requirements of any national or other securities exchange. In the event an option shall be exercisable by any person other than the optionee, the required notice under this section shall be accompanied by appropriate proof of the right of such person to exercise the option.





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5.4      MEDIUM AND TIME OF PAYMENT

         The option price shall be payable in full upon the exercise of the option by certified or bank cashier's check, recourse promissory note, shares of Stock, or any equivalent form of payment acceptable to the Committee.

5.5      TERM OF OPTION

5.5.1            Options to Control Persons

                 The term of an option granted to Control Persons shall be determined by the Committee at the time of grant, but shall not exceed five years from the day of the grant. In no event shall any option be exercisable after the expiration of its term.

5.5.2            Options to Others

                 The term of an option granted to a person other than a Control Person shall be determined by the Committee at the time of grant, but shall not exceed 10 years from the date of grant. In no event shall an option be exercisable after the expiration of its term.

5.6      ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

         The number of shares of Stock covered by each outstanding option, and the price per share thereof in the case of each such outstanding option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock of the Corporation resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Stock). The adjustments shall be made in such manner as will prevent dilution or enlargement of the rights granted to or available for participants in this Plan; except that any fraction of a share subject to an option resulting from such an adjustment shall be rounded downward to the next full number of shares without other compensation or consideration to the holder of such option.

         Subject to any required action by the shareholders, if the Corporation shall be the surviving corporation in any merger or consolidation, each outstanding option shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the option would have been entitled. Upon a dissolution or liquidation of the Corporation or a merger or consolidation in which the Corporation is not the surviving





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corporation, the Board of Directors of the Corporation may grant each optionee the right immediately prior to such dissolution or liquidation, or merger or consolidation in which the Corporation is not the surviving corporation, to exercise his option in whole or in part. If the Corporation should be consolidated with, or merge into, any other corporation, or if the Corporation should sell or transfer all or substantially all of its assets, or if any other similar event affecting shares of Stock of the Corporation should occur, and if the exercisability of the options is not accelerated by the Board of Directors and the acquiring corporation assumes the Corporation's obligations under the options granted under this Plan, then each optionee shall be entitled thereafter to purchase shares of stock and other securities and property in the kind and amount, and at the price, which the optionee would have been entitled had his option been exercised prior to such event. The Corporation shall make lawful provision therefore as a part of any such transaction.

         To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

         The grant of an option pursuant to this Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

         Whenever the Corporation shall take any action resulting in any adjustment provided for in this Section 5.6, the Corporation shall forthwith deliver notice of such action to optionee, which notice shall set forth the number of shares subject to this Option and the purchase price thereof resulting from such adjustment.

5.7      RIGHTS AS A SHAREHOLDER

         An optionee or a transferee of an option shall have no rights as a shareholder with respect to any shares underlying his option until the date of the issuance to him of a certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is used, except as provided in Section
5.6 hereof.





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5.8      MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS

         Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding optons granted under the Plan to an optionee, or accept the surrender of his outstanding options (to the extent not theretofore exercised) and authorize the granting to him of new options in substitution therefor (to the extent not therefore exercised); however, no such modification, extension, renewal or substitution shall be effective without the written consent of such optionee.

5.9      OTHER PROVISIONS

         The option agreements authorized under the Plan shall contain such other provisions, including without limitation, restrictions upon the exercise of the option or disposition of the Stock acquired pursuant thereto, as the Committee shall deem advisable. Thus, for example, the Committee may require that all or any portion of an option granted pursuant hereto not be exercisable until a specified period of time has passed or some other event has occurred, or that the Corporation shall have the option to purchase Stock acquired upon exercise of an option hereunder upon the occurrence of some event. Upon, and as a condition precedent to the exercise of the option granted under the Plan, the Optionee shall sign the Corporation's then effective Stock Restriction Agreement.

                                6.  TERM OF PLAN

         Options may be granted pursuant to the Plan from time to time within a period of 10 years from the date the Plan is adopted by the Corporation's Board of Directors, unless this Plan is sooner terminated. Termination of the Plan shall not affect any option theretofore granted.

                           7.  AMENDMENT OF THE PLAN

         The Board of Directors of the Corporation may, insofar as permitted by law, from time to time, with respect to any shares at that time not subject to options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever, subject to approval of the shareholders of the Corporation as may be required.





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                            8.  APPLICATION OF FUNDS

         The proceeds received by the Corporation from the sale of Stock pursuant to options may be used for general corporate purposes.


                      9.  NO OBLIGATION TO EXERCISE OPTION

         The granting of an option shall impose no obligation upon the optionee to exercise such option.

                        10.  SECURITIES LAWS COMPLIANCE

         Notwithstanding anything contained herein, the Corporation shall not be obligated to grant any option under this Plan or to sell or issue any share pursuant to any option agreement executed pursuant to the Plan unless such grant of option or sale of shares upon exercise of option is at such time effectively registered or exempt from registration under the Securities Act of 1933, as amended, and is qualified or exempt from qualification under the California Corporate Securities Law of 1968.

         As adopted by the Board of Directors on March 21, 1990.

                      JAYCOR



                      By:     /s/ VERNON  H. BLACKMAN
                           ------------------------------------------
                           Vernon Blackman, President


                      By:     /s/ DOROTHY BIDWELL
                           ------------------------------------------
                           Dorothy Bidwell, Secretary





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                          STOCK OPTION AGREEMENT UNDER

                  THE JAYCOR 1990 INCENTIVE STOCK OPTION PLAN


                                     SHARES

                                                                         1996

         For value received, JAYCOR, a California corporation ("Grantor"), does hereby grant to __________________________ ("Grantee"), the right and option to purchase ________________ shares of common stock of Grantor at the price of ________________ per share pursuant and subject to the terms and conditions set forth in the JAYCOR 1990 Incentive Stock Option Plan ("Plan"), a copy of which is enclosed hereto as Exhibit "A", and in accordance with, and subject to, the following terms and conditions:

         1. Time and Manner of Exercise. From and after ________________, and during each of the three succeeding one-year periods commencing on the anniversary thereof, Grantee shall have the right to purchase from Grantor Twenty Five (25%) Percent of the aggregate number of shares of common stock of Grantor subject to this Option, on a cumulative basis (total ____________ shares), upon delivery to Grantor of notice of exercise in





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the form enclosed herewith, accompanied by either a personal, certified or cashier's check in payment of the aggregate option price; or Grantee's recourse promissory note; or shares of Stock. In the event an option shall be exercisable by any person other than the Grantee, the required notice under this Paragraph shall be accompanied by appropriate proof of the right of such person to exercise the option. Promptly upon receipt of such material, Grantor will deliver to Grantee stock certificate(s) representing the number of shares purchased in accordance with the foregoing and duly registered in the name(s) of Grantee and, at the Grantee's election, his or her spouse, or in the name(s) of his or her personal representative, devisees or heirs, as the case may be. The failure to exercise an option with respect to any shares of Grantor's common stock for which the right has accured during any one-year period shall not result in the termination of the option with respect to such shares of stock, but rather, the same shall cumulate and be eligible for exercise during the remainder of the option term.

         2. Antidilution Provisions. The number of shares that Grantee is entitled to purchase upon the exercise of this Option and the purchase price of those shares are subject only to the adjustments set forth in Section 5.6 of the Plan.





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         3.  Investment Undertaking; Nonassignability.  This Option may be
exercised only by Grantee during his or her lifetime. Grantee will hold this Option and the rights arising hereunder for investment and not with a view to distribution, and upon exercise will deliver a letter in the form enclosed, concerning Grantee's nondistributive intent with respect to the shares of common stock received. Grantee will not transfer or assign this Option, except by will or the laws of intestate succession.

         4. Expiration. This Option shall terminate and expire at midnight on the date that is Ten (10) Years after the date of this Agreement, or three months after the date that Grantee ceases to be eligible to participate in the Plan in accordance with Paragraph 3 of said Plan, whichever is earlier; provided, however, that, in the event of the death of Grantee while still employed by Grantor, then his executor(s) or administrator(s), or any person or persons who shall have acquired the Option from the Grantee by bequest or inheritance, shall, during the 12-month period commencing on the date of the Grantee's death, have the right to exercise this Option with respect to the shares that remain subject to this Option on that date, subject to the conditions that this Option shall in no event be exercisable after its expiration in accordance with Paragraph 4 hereof and it shall be exercisable by such representative(s) or





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successor(s) only to the extent that the Grantee's right to exercise this
Option had accrued pursuant to Paragraph 1 hereof at the time of the Grantee's death and had not previously been exercised.

         5. Representations of Grantor. So long as this Option remains outstanding and unexpired, Grantor will reserve for issuance upon the exercise of this Option such number of shares of common stock of Grantor as are subject to this Option. The shares of common stock of Grantor subject to this Option shall, when issued, be validly issued, fully paid and nonassessable and Grantor will pay, when due and payable, any and all federal and state taxes or fees that may be payable by Grantor with respect to the grant of this Option or the issuance of any shares of common stock or certificates therefor subject to this Option not including, however, any federal, state or other personal income tax payable by the Grantee by virtue of the grant of this Option, the issuance of any share of common stock upon exercise hereof or any subsequent disposition of such shares which shall remain the obligation of Grantee.

         6. Representations of Grantee. Grantee hereby represents and acknowledges his understanding that the common stock acquired upon exercise of this Option must be held for at least one year after the date of exercise and two years after the date





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of grant of this Option in order for this Option to be treated as an incentive stock option under Section 422A of the Internal Revenue Code of 1986, as amended. If the common stock is sold prior to the later of such periods (other than in the case of sale after the death of the Grantee), the tax benefits of an incentive stock option will not be available.

         7. Notice. Any notice, request, or instructions given in connection with this Option shall be in writing and shall be deeded to have been duly given on the date delivered in person or on the second business day following the date mailed by the United States mail, postage prepaid, as follows:

         (a) If to Grantor, at 9775 Towne Centre Drive, San Diego, California 92121, Attention: Corporate Secretary.

         (b)     If to Grantee,                                     , or at
such other address as either of the parties shall have given notice to the other in accordance with the provisions hereof.

         8. Committee Determination Final. The interpretation and construction of the Plan and this Stock Option Agreement, including any inconsistency between such documents, shall be reserved to and made by the Committee provided for under the Plan, the determination of which shall be final as between the parties hereto unless otherwise determined by the Board of Directors of Grantor.





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         9.  Governing Law.  This Option is granted and delivered in the State of California and is intended to be construed and enforced under the laws thereof.

         IN WITNESS WHEREOF, this Option is executed on behalf of Grantor and its officers thereunto duly authorized and by Grantee in his own behalf as of this _______ day of ___________________.


                                   GRANTOR

                                   JAYCOR



                                   By:_______________________________
                                      Eric P. Wenaas
                                      President


                                   GRANTEE



                                   __________________________________





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